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                                                                   EXHIBIT 23.1





As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Aavid Thermal Technologies, Inc.'s previously filed Registration Statements (File Nos. 333-17933, 333-17931, 333-17927 and 333-17925).

                                         ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 26, 1997














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